EXHIBIT 99.1

                                                              F I L E D
                                                    UNITED STATES DISTRICT COURT
                                                           DENVER, COLORADO
                                                              JUL 30 2003
                                                          GREGORY C. LANGHAM
                                                                       CLERK
                       IN THE UNITED STATES DISTRICT COURT
                           OR THE DISTRICT OF COLORADO
                          Lewis T. Babcock, Chief Judge

Civil Action No. 91-B-1153 (PAC)

U.S. ENERGY CORP., a Wyoming corporation, and CRESTED CORP., a Colorado corporation, d/b/a USE/CC, a joint venture,

                  Plaintiffs,
v.

NUKEM, INC., a New York corporation and CYCLE RESOURCE INVESTMENT CORPORATION, a Delaware corporation,

                  Defendants.


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                                      ORDER
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     Defendants Nukem, Inc. and Cycle Resource Investment Corporation

(collectively, Nukem or Defendants) move to adopt the May 1, 2003 Special

Master's report in this matter. Oral argument would not materially assist in determination of the motion. After consideration of the motion and responses and for the following reasons, I adopt the Special Masters report in part and reject it in part.

                                       I.
                                   BACKGROUND

     In 1988, the parties formed the Sheep Mountain Partners (SMP) Colorado general partnership for the purpose of exploration, development, production, and world-wide acquisition and marketing of uranium concentrates to commercial utilities pursuant to long term supply contracts. In 1991, Plaintiffs U.S.

Energy

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Corp. and Crested Corp. (Plaintiffs or USE/CC) filed this action asserting claims for, inter alia, misappropriation of partnership assets and opportunities and unjust enrichment.

     In 1994, the dispute was referred to arbitration. After a 73-day hearing,

the arbitration panel issued a written Arbitration Order and Award on Apri1

18,1996 (Arbitration Order No. 1) including an equitable award impressing a constructive trust in favor of the SMP partnership over: 1) purchase rights for uranium [from the Commonwealth of Independent States (CIS) including Uzbekistan,

Kazakhstan, and Kirgizstan]; 2) uranium acquired pursuant to those rights; and

3) the profits therefrom. See Arbitration Order No. 1. On May 15, 1996,

Plaintiffs filed the Arbitration Order and Award with this Court and moved for its confirmation. On July 3, 1996, the arbitration panel issued an Order

(Arbitration Order No. 2) in which it clarified Arbitration Order No. 1 as follows: We... clarify Paragraph 163 of our Award as follows:

         163. It is clear that Nukem without authority and without SMP's permission or consent used the SMP uranium supply contracts which were partnership assets to obtain purchase rights for CIS U308. Since the rights to purchase the CIS uranium were obtained through the use of SMP contracts (partnership assets), those purchase rights, the uranium acquired pursuant to those rights and the profits therefrom are impressed with a constructive trust in favor of SMP, and we conclude that SMP is entitled to damages in the amount of $31,355,070 to compensate it for its past and future lost profits. The uranium should have been made available to SMP to meet deliveries required by SMP's grandfathered supply contracts, We enter awards for those past and future profits denied to the partnership, together with statutory interest at 8% per annum. . . .


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Arbitration Order No.2, pp. 4-5; see U.S. Energy v. Nukem, Inc., 162 F.3d 1175,

1998 WL 738336 *2(10th Cir. 1998)(unpublished)(Nukem I).

     On June 27, 1997, pursuant to Arbitration Order Nos. 1 and 2, I entered a second amended Judgment impressing a constructive trust in favor of SMP on

Defendants' "rights to purchase CIS Uranium, the uranium acquired pursuant to those rights and the profits therefrom," and on the separate damages award against Defendants. Specifically, the second amended judgment contained the following clarification of paragraph 163:

     2) pursuant to paragraph 163 of Arbitrators Order No. 1. as modified by Arbitrators' Order No. 2, the rights to purchase CIS uranium, the uranium acquired pursuant to those rights, and the profits therefrom are IMPRESSED WITH A CONSTRUCTIVE TRUST in favor of SMP[.]

     Second Amended Judgment, p. 7, P. 2. (Emphasis in original). In affirming the Second Amended Judgment, the Tenth Circuit held that "amended paragraph 163 clearly retain[ed] both a constructive trust and a damage award." Nukem 1, 1998

WL 738336 at **4. The Court stated further that "[a]mended paragraph 163 explains that the purchase rights, uranium, and profits acquired through Nukem's use of SMP's five utility supply contracts were impressed with a constructive trust" Id. On November 13, 1998, Nukem filed a motion seeking permission to deposit the net monetary award in favor of the Plaintiffs in the Registry of the

United Stated District Court for the District of Colorado and for entry of



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satisfaction of judgment. On February 8,1999,1 entered an Order denying the motion. See February 8,1999 Order. On February 10, 1999, Defendants filed a certificate of compliance with the February 8, 1999 Order stating that they had paid Plaintiffs the balance of Plaintiffs 50% share as an equal partner with

Defendants in the SMP partnership of the $31,355,070 in damages awarded separately by the Arbitration Panel. See February 10, 1999 Certificate of

Compliance. The parties had executed a mutual release as to this separate damage component of the arbitration award.

     In November 2000, Plaintiffs sought to enforce the constructive trust and obtain an accounting of the SMP Partnership assets impressed with the constructive trust. To value the constructive trust, in December 2000, pursuant to Fed.R.Civ.P. 53(a), I appointed Raymond L. Friedlob, Esq. Special Master to conduct an accounting and related discovery of the following issues: 1) all of

Defendants' transactions in CIS uranium based on CIS purchase rights obtained through the use of SMP uranium supply contracts; 2) the profits realized therefrom; 3) the location and poundage of all such CIS uranium; and 4) the status of such ClS purchase rights with reference to and consistent with: a)

Arbitration Order No. 1; b) Arbitration Order No. 2; c) this Court's June

27,1997 Second Amended Judgment; 3) Nukem I; and d) Nukem II. Special Master

Friedlob submitted his Report on May 1, 2003. Neither party disputes the results



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of the accounting calculations or the evidence upon which the Special Master and the accountants relied.

                                       II.
                             SPECIAL MASTER'S REPORT

     Pursuant to the Special Master's Appointment Order, Special Master Friedlob

engaged Cordes & Company (accountants) to conduct the accounting in accordance to the Appointment Order. Based on, inter alia, the accounting, confirmed by three different methodologies, see Report, pp. 31-34, 38-41; 45, 48, the Special

Master made the following pertinent determinations:

     1. Nukem and its affiliates earned a total gross profit of $66,399,200 on the sale of CIS U3O8 purchases from Uzbekistan, Kazakhstan and Kyrgyzstan. See

Special Masters Report, pp. 14, 94;

     2. after deduction of $39,243,560 in costs, including interest, Nukem and its affiliates earned a total net profit of $27,155,640 on the sale of CIS U3O8 purchases from Uzbekistan, Kazakhstan and Kyrgyzstan. See Special Master Report,

pp. 14, 94;

     3. the constructive trust did not include any uranium or services other than U3O8 uranium;

     4. 50% of the $31,355,070 Arbitration Award to Plaintiffs should be offset against the total net profit of $27,155,640;


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     5. as calculated by the Accountants, the hypothetical profit that the SMP partnership would have made had the SMP sales contracts been supplied with

U3O8 purchased under the CIS purchase contracts totaled $21,970,588 rather than the $31,355,070 awarded by the Arbitration Panel;

     6. by December 31, 2001, all uranium deliveries had been made under the five SMP contracts. Accordingly, the CIS purchase rights were extinguished by

December 31, 2001. Id. at 6-7, 17: and

     7. based on provisions in the SMP Agreement, allowing each of the parties to pursue their separate business interests, specifically excluded from the constructive trust were all products and services listed at Section IX of the report, including, but not limited to purchases of U308 from Tajikistan, id.

p. 81, purchases by Nukem Germany from Uzbekistan under separate contracts, id.

pp. 83 and 86, and purchases and sales by Nukem and its affiliates of other forms of uranium such as contaminated low enriched uranium (CLE), UF6, Enriched

Uranium Product (EUP), and Low Enriched Uranium (LEU), Id. at 9, and 81-96.

                                      III.
                                 Law of the Case

     As an initial matter, the Defendants argue that the law of the case rule and its corollary, the mandate rule, do not preclude the Special Master's findings to which Plaintiffs object. I disagree.




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     Pursuant to law of the case doctrine, previous rulings in the same case usually cannot be relitigated. "Generally. `once a court decides an issue, the same issue may not be relitigated in subsequent proceedings in the same case'

and there must be compliance with the reviewing court's mandate." Grigsby v.

Barnhart, 294 F.3d 1215, 1218 (10th Cir. 2002) quoting Ute Indian Tribe v. Utah

114 F.3d 1513, 1520 (10th Cir. 1997).

     Moreover, law of the case and the mandate rule are discretionary, not mandatory. See, e.g., Grigsby, 294 F.3d at 1218-19. Among other things, the law of the case rule "does not deprive the trial judge of the power to reexamine and, if necessary, to alter a previous ruling in order to avoid the perpetuation of an error." United States vs. Horton, 622 F.2d 144, 149 (5th Cir. 1980) (trial court did not err when altering its earlier ruling on prejudgment interest). In addition to the discretionary nature of the doctrines, there are exceptions and limitations.

     The Tenth Circuit has recognized three "exceptionally narrow" reasons for departing from the doctrine when: 1) the evidence in a subsequent proceeding is substantially different; 2) controlling authority has subsequently made a contrary decision of the law applicable to such issues; or 3) the decision was clearly erroneous and would work a manifest injustice. See, e.g., Grigsby, 294

F.3d at 1219 n.4.

     The exceptions to the mandate rule are similar: 1) a dramatic change in controlling legal authority: 2) significant new evidence that was not earlier

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obtainable through due diligence but has since come to light; or 3) if blatant error from the prior decision would result in a serious injustice if uncorrected. Id.

     Relying solely on the new evidence exception, Defendants argue that the accounting generated a considerable amount of new evidence, including the re-.

calculation of SMP lost profits with actual data as to purchases and sales of

ClS uranium by Nukem. Therefore, according to Defendants, the Arbitration

Panel's separate $31,355,070 damages award was wrong. It is undisputed that much of this information did not exist at the time of the arbitration hearings or the subsequent litigation in this Court and the Tenth Circuit. However, the vast majority of the documentation supporting the sales transactions between Nukem and its affiliates and the CIS nations upon which the accountant's calculations were based was in the control of Nukem and its affiliates. Also, the details as to some of the uranium contracts were not disclosed by Defendants until the accounting. See Plaintiffs' Reply, pp. 21-23.

     Furthermore, Defendants' arguments misconstrue the nature of the new evidence and its relationship to the previous holdings in this case concerning the arbitration panel's award establishing a specific, separate damages award in the amount of $31,355,070 and, separately, establishment of a constructive trust. The two remedies were and are distinct. See Nukem I; Arbitration Order

Nos. 1 and 2.





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     The evidence elicited as a result of the related accounting may have been new in the sense that it had not been disclosed or calculated previously. This evidence, largely in the control and custody of Defendants, however, related solely to the value of the constructive trust rather than the factual and legal determinations of the Arbitration Panel and the remedies set out in Arbitration

Orders No. 1 and 2 as affirmed by this Court and the Tenth Circuit. Therefore, I conclude that the new evidence exception to the law of the case rule and the mandate rule is not applicable in this case.

                                       IV.
                    OBJECTIONS TO THE SPECIAL MASTER'S REPORT

A.  LAW

     Fed.R.Civ.P. 53. provides in pertinent part:

     RULE 53. Masters

     (a) Appointment and Compensation. The court in which any action is pending may appoint a special master therein. . . .

     (c) Powers. The order of reference to the master may specify or limit the master's powers and may direct the master to report only upon particular issues or to do or perform particular acts.... Subject to the specifications and limitations stated in the order, the master has and shall exercise the power to regulate all proceedings in every hearing before the master and to do all acts and take all measures necessary or proper for the efficient performance of the masters duties under the order.
     . . .

          (3) Statement of Accounts. When matters of accounting are in issue before the master, the master may prescribe the form in which the accounts shall be submitted and in any proper case may require or receive in evidence a statement by a certified public accountant who is called as a witness. . . .

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     (e) Report.

     (1) Contents and Filing. The master shall prepare a report upon the matters submitted to the master by the order of reference and, if required to make findings of fact and conclusions of law, the master shall set them forth in the report. . . .

     (2) In Non-Jury Actions. In an action to be tried without a jury the court shall accept the master's findings of fact unless clearly erroneous. The court may adopt the report or may modify it or may reject it in whole or in part or may receive further evidence or may recommit it with instructions.

ld.

     Pursuant to Rule 53(e)(2), a special master's findings of fact must be accepted unless they are clearly erroneous. See, e.g., Gottlieb v. Barry, 43

F.3d 474, 486 (10th Cir. 1994). Conclusions of law are reviewed de novo. See,

e.g., Polin v. Dun & Bradstreet, Inc., 634 F.2d 1319, 1321 (10th Cir. 1980).

B.  PLAINTIFFS' OBJECTIONS

     Plaintiffs contend that the Special Master failed to follow the Order of

Reference and law of the case in preparing his Report. Specifically, according to Plaintiffs, the Special Master erred by:

     1) creating a 1.5% gross royalty in lieu of the remedy provided by the Arbitration Panel in impressing a constructive trust on the purchase rights, pounds and profits therefrom;

     2) deducting the damage award of $31,355,070 from the Gross Profits of $66,399,200 realized by Nukem on the sales of CIS uranium;

     3) deducting $35,134,972 of indirect costs and overhead of Nukem and Nukem Germany from the gross profits of $66,399,200 on sales of CIS uranium;



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     4) excluding from the Constructive Trust the gross profits of $7,563,811 realized from Nukem Germany's sales of uranium from its two contracts with Uzbekistan and the gross profits of $2,197,646 realized by Nukem's sale of Tajikistan uranium pursuant to its Kirgistan contract; and

     5) ignoring Arbitration Orders No.1 and 2, this Court's Second Amended Judgment, the mandate of both Orders and Judgment of the Tenth Circuit Court of Appeals, and the Mutual Release entered into among the parties by ordering Plaintiffs to refund $4,692,241 of the damage award paid by Nukem.

See Plaintiffs' Reply, pp. 6-8.

C.  RULING SUMMARY

     Pursuant to the following analysis based on Nukem I and Arbitration Orders No. 1 and 2.P.P. 163:

     1. the Arbitration Panel awarded the SMP partnership $31,355,070 in damages;

     2. separate and distinct from the $31,355,070 damages award, the Arbitration Panel impressed a constructive trust on the: a) purchase rights for CIS U3O8 from the CIS obtained through the use of SMP contracts; b) uranium acquired through those purchase rights; and c) profits therefrom;

     3. because the damages award was distinct and separate from the constructive trust, the $31,355,070 damages award may not be offset;

     4. the SMP is entitled to the value of the purchase rights as a separate portion of the constructive trust;

     5. the SMP is entitled to the net profits earned on the CIS U3O8 purchases; and

     6. 50% of the following monies belong to Plaintiffs and 50% to Defendants as equal partners in SMP: a) the separate $31,355,070 damages award which was satisfied in 1999; and b) the following contents of the separate





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     constructive trust: i) the value of the purchase rights totaling
     $12,932,727; and ii) net profits totaling $27,155,640.

D.  ANALYSIS

     1) 1.5% GROSS ROYALTY IN LIEU OF THE REMEDY PROVIDED BY THE ARBITRATION
     PANEL

     Relying on unjust enrichment principles, the Special Master valued the constructive trust purchase rights in the amount of $12,932,727 by calculating a

1.5% royalty of the $616,977,221 in sales by Nukem and its affiliates under the original C1S purchase contracts through December31, 2001, including 8% interest,

the rate used by the Arbitration Panel. Special Master Report, pp. 6-7.

     Plaintiffs object to the Special Master's reliance on the theory of unjust enrichment to value the purchase rights because "[n]either the Panel, this Court nor the [Tenth Circuit] made any reference or determination of unjust enrichment in this case." Plaintiffs' Supplemental Objections, p.6. I disagree.

     Colorado courts employ constructive trusts, an equitable remedy, to set aside property transfers when the property was gained through fraud, duress, or abuse of a confidential relationship. A constructive trust may be applied when the property was originally acquired without fraud, but it is inequitable for the person retaining it to keep it. See People v. 21020 Colorado Highway 74,

Jefferson County, 791 P.2d 1189 (Colo. App. 1989). A constructive trust is "an extremely flexible remedy, appropriate in circumstances involving fraud or duress, or when a confidential relationship exists, and also to prevent unjust

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Well Service, Inc. v, Cimarron Oil Co., Inc., 841 P.2d 1068, 1070 (Colo. App.

1992)(emphasis added). "Necessary to most constructive trusts is the presence of fraud (active or constructive) or duress, or abuse of confidence by commission of a wrong, or some other form of unconscionable conduct or questionable means by which the trustee gains his title, . . . [T]he theoretical reason for the imposition of constructive trusts is that unjust enrichment should not occur."

First Nat. Bank of Denver v. Harry W. Rabb Foundation, 479 P.2d 986, 989 (Colo.

App. 1970)(emphasis added).

     In Colorado, the elements of a claim for unjust enrichment are as follows:

     1) a benefit was conferred upon the defendant by the plaintiff;
     2) the benefit was appreciated by the plaintiff; and
     3) the benefit was accepted by the defendant under such circumstances that it would inequitable for it to be retained without payment of its value.

DCB Constr. Co. v. Central City Dev, Co., 965 P.2d 115, 119 (Colo. 1998).

     In AAA No. 1 and 2, the Panel stated:

     [i]t is clear that Nukem without authority and without SMP's permission or consent used the SMP uranium supply contracts which were partnership assets to obtain purchase rights for CIS U308.

Id. at P. P. 163.

     In AAA No. 2, the Panel wrote:

     There was wrongdoing on the part of Nukem when it used what were clearly partnership contracts to obtain financial benefits for itself alone. . . .
     Our Award. . . . is premised upon wrongdoing by Nukem end a judgment



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     by us that Nukem ought not to be permitted to profit from that wrongful conduct.

Id. at P.  5

     Under these circumstances, the Special Master's reliance on unjust enrichment principles, as embodied in the imposition of a constructive trust, as a matter of law, was proper.

     According to the Special Master, valuing the purchase rights involves consideration of the party which markets and sells the natural resource while recognizing the value to others involved in the "chain of development" in procuring the resource. Special Master Report. p.6. The Special Master settled on a 1.5% royalty based on a 1.5% fee paid by Nukem previously to a third party who arranged for a relationship with another uranium source based on the third party's involvement in fostering the original relationship and ongoing management activities. Id. While not a perfect analogy, the Special Master's factual determination was neither clear error nor error as a matter of law.

Therefore, I approve and adopt the Special Masters use of a 1.5% royalty to value the purchase rights in the constructive trust and allocate to the SMP

$12,932,727 to be spilt equally between Plaintiffs and Defendants as equal partners in the SMP.








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     2. 1.5% GROSS ROYALTY ON OTHER URANIUM SALES

     Plaintiffs assert that the Special Master erred in excluding the 1.5%

royalty on the following uranium sales by Nukem and its affiliates: 1) the sales of CIS uranium by Nukem after December 31, 2001; 2) the gross profits on sales of uranium acquired by Nukem Germany on its two contracts with Uzbekistan; and

3) the gross profits on the sales of Tajikistan uranium acquired by Nukem pursuant to its contract with Kirgizstan.

     According to the Arbitration Panel, Nukem was free to purchase U3O8 for its own account as such purchases were not prohibited by the parties' Marketing and

Trade Agreement (MTA) or their Partnership Agreement. See AAA No. 1, P. 162.

Based on this directive, the Special Master examined the pertinent contracts and transactions and found correctly that they were not part of the SMP partnership

CIS purchase contracts. See Special Master Report, p. 86.

     Plaintiffs have failed to meet their burden to demonstrate that the Special

Master committed clear error in finding that these additional purchases by Nukem and its affiliates were excluded from the gross profits calculations. Neither did he err as a matter of law.

     3) OFFSET

     Plaintiffs assign error to the Special Masters deduction of the Arbitration

Panel's separate damage award of $31,355,070 from the gross profits of

$66,399,200 realized by Nukem on the sales of CIS uranium. Arguing for an


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offset, Defendants contend that the settled damage award should be recalculated through the guise of the constructive trust accounting. It is way too late for that. I conclude that the Special Master erred in offsetting the damage award against profits.

     According to the Special Master

     A plain reading of ss. 163 of the Arbitration Order supports this conclusion in that there were two awards determined by the panel. The first was a damage award and the second was the impression of a constructive trust consisting in part of "those" purchase rights, namely, the rights to purchase uranium through the use of partnership assets. That award is a separate portion of the constructive trust.

Special Master Report, p. 5.

     If viewed as a finding of fact, the Special Master's statement that the damage award is a separate portion, i.e. included within the constructive trust, is clearly erroneous. It is further contrary to the law of the case.

     The Arbitration Panel impressed a constructive trust including profits from uranium acquired pursuant to the SMP CIS contracts and a damages award in the amount of $31,355,070 to compensate SMP for past and future lost profits. AAA

No. 1, P. 163; AAA No. 2. P. 163. In affirming this Court's Second Amended

Judgment confirming the Arbitration Panel's Order and award, the Tenth Circuit stated that "Amended Paragraph 163 clearly retains both a constructive trust and a damage award." Nukem I at *4.


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     During the course of this litigation, Defendants have repeatedly challenged the amount and nature of the separate damage award by characterizing it as a double recovery. In Nukem I, the Tenth Circuit stated that in making the separate damage award:

     the [Arbitration] [P]anel meant what it said. Moreover, even if the panel's logic. . . is flawed, the arbitrators' damages calculation does not evince a `manifest disregard of the law.' A mistake of fact or misinterpretation of law is not enough to warrant reversal. We may not substitute our judgment for that of the arbitrators, nor may we `instruct the arbitrator as to the correct computation of damages.' (citation omitted).

Id.

     Under these circumstances, I conclude that the Special Master also erred,

as a matter of law, in offsetting the damage award of $31,355,070 from the gross profits of $66,399,200 realized by Nukem on the sales of SMP uranium. I also specifically reject any refund by Plaintiffs to Nukem based on the damages award previously paid by Defendants to Plaintiffs.

     4. DEDUCTION OF NUKEM'S INDIRECT COSTS AND OVERHEAD

     Plaintiffs contend that the Special Master erred in deducting $35,134,972 in indirect costs and overhead of Nukem and Nukem Germany from the gross profits of $66,399,200 on sales of CIS uranium. According to Defendants, to grant

Plaintiffs gross profits without regard to costs and overhead would constitute a prohibited windfall. I agree with Defendants.



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     As part of the accounting, the Special Master calculated Nukem's profits from sales of CIS uranium. See Report at 9-15. The accounting determined that

Nukem earned net profits of $27,155,640 on the sale of CIS uranium. See id. at

14 (chart). The net profits were derived after deductions for finance costs of

$4,108,588 and indirect costs of $35,134,972 from the gross margin on CIS sales.

Id. Plaintiffs do not object to the deduction of the finance costs in the profits calculation. They do, however, object to the deduction of the indirect costs, arguing that the SMP Partnership is entitled to gross profits.

     It is well established in Colorado that gross profits are not a proper basis for an award. Rather, the proper measure is net profits, which is established by deducting expenses of the business from gross profits. Lee v.

Durango Music, 355 P.2d 1083, 1087 (Colo. 1960). "Damages sustained by a business must relate to loss of net profits; they may not be speculative,

remote, imaginary, or impossible of ascertainment" Id. In discussing the term

"profits" the Durango Music court stated:

     the word "profit" has a fixed and definite meaning. It means the net earnings, or the excess of returns over expenditures, and relates to any excess which remains after deducting from the returns the operating expenses and depreciation of capital and also, in a proper case, interest on the capital employed. "Profit," in the ordinary acceptation of the law, is the benefit or advantage remaining after all costs, charges, and expenses have been deducted from the income, because, until then, and while anything remains uncertain, it is impossible to say whether or not there has been a profit.

Lee, 355 P.2d at 1088.




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     In Earthinfo, Inc. v. Hydrosphere Resource Consultants, Inc., 900 P.2d 113
(Colo.1995), the Court discussed the issue of calculating profits:

     `some apportionment must be made between those profits attributable to the plaintiffs property and those earned by the defendant's efforts and investment, limiting the plaintiff to the profits fairly attributable to his share. Dobbs ss. 4.5(3) at 642-43. `Even the wilful wrongdoer should not be made to give up that which is his [or her] own; the principle is disgorgement, not plunder.' Id at 642. The defendant's personal efforts in contributing profits must be taken into account, but are often difficult to measure. For example, if the defendant uses the plaintiffs machine in producing goods, which it packages, distributes and sells to retail customers, it may increase its profits, but we are not so sure that the increase has much if any connection with the plaintiff's machine. We can be sure, however, that the defendant's profits relate in part to the defendant's own investments, efforts, or enterprising attitude. Id. at 647.

Hydrosphere, 900 P.2d at 120.

     The Hydrosphere decision mandates two separate and distinct allocations in calculating profits for purposes of disgorgement. First, the Colorado Supreme

Court requires an allocation of all costs, both direct and indirect, which must then be deducted from gross revenues in order to arrive at an accurate picture of what profit the defendant actually earned through the use of the property or assets held in trust for the benefit of the plaintiff. This is proper in this case because the costs incurred benefit both parties. Second, the Colorado

Supreme Court has held that an additional allocation is required to segregate the profits properly earned by the defendant from those that were earned through the defendant's wrongdoing. This allocation is necessary because the accounting of profits should be limited to only


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those profits wrongfully obtained by the defendant, and should not include profits that were earned independent of the wrongful conduct.

     In his Report, the Special Master set out the scrupulous procedures followed by the accountants in determining Nukem's costs incurred with respect to the uranium acquired pursuant to the SMP CIS contracts. See Report ss. VI, p.

73. The accountants also apportioned the costs between those incurred by Nukem with respect to the SMP CIS contracts and non-CIS uranium purchases.

     Contrary to Plaintiffs' assertion, Nukem's costs relating to buying and selling CIS uranium are not a "benefit" to Nukem. See, e.g., Beck v. Northern

Natural Gas Co., 170 F.3d 1018, 1024 (10th Cir. 1999); Hydrosphere, 900 p .2d at

120-21. The actual financial gain or, in other words, the net profit is the benefit. Id. (recognizing that legitimate business expenses should be deducted in calculating lost profits for purposes of disgorgement); see also Beck, 170

F.3d at 1024 (the benefit received was use of plaintiffs' property without payment of rent, for which the proper measure of compensation was fair rental value). Any other recovery would be a windfall to Plaintiffs and operate as an additional unwarranted sanction of Nukem.

     Under the circumstances of this case, the Special Master did not err in deducting the interest, costs and overhead incurred by Nukem from the gross profits. 5. EXCLUSION OF THE GROSS PROFITS OF OTHER URANIUM CONTRACTS

     According to Plaintiffs, the Special Master erred in excluding from the

Constructive Trust $7,563,811 gross profits from Nukem Germany's sales of

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uranium from its two contracts with Uzbekistan and $2,197,646 gross profits from

Nukem's sale of Tajikistan uranium pursuant to its Kirgistan contract. For the reasons set out above inss.C (2), I find no error.

E.  FURTHER OBJECTIONS

     1. STATUS OF THE SMP CIS CONTRACTS

     According to Plaintiffs, SMP's CIS contacts with Uzbekistan and Kazakhstan were extended to 2006 and 2010, respectively. Plaintiffs therefore assign error to the Special Masters findings that the CIS purchase rights were extinguished on December 31, 2001, the dates by which all deliveries had been made under the contracts. See Special Master's Report, p. 17.

     Plaintiffs have presented insufficient evidence to demonstrate that the CIS contracts with Uzbekistan and Kazakhstan have been extended beyond December 31,

2001 or that there have been profits earned under these contracts after that date. Therefore, it was not clear error for the Special Master to find that the

CIS purchase rights were extinguished on December 31, 2001.

     2. COSTS OF THE SPECIAL MASTER AND THE ACCOUNTANTS

     Plaintiffs state that they are the prevailing parties on the motion to obtain an accounting and are not the "wrongdoers." See Plaintiffs' Reply, p. 31.

Therefore, according to Plaintiffs, Nukem should bear solely the costs of the

Special Master and Cordes, currently $1,017,656.56, and Nukem should reimburse

USECC for past fees and expenses paid to date. I disagree.

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     In this fractious, protracted, and complex litigation, both sides agreed to the appointment of a special master and benefited from his services. in my

February 15, 2001 Order of Reference, I ordered that [e]ach party shall pay one-half of the Special Master's fees and bear their own expenses." See Order of

Reference, p. 5. After the parties disputed the scope of the accounting, the

Special Master received input from both sides and modified the accounting plan.

Thereafter, the Special Master issued an Order Adopting Accounting Plan. See

February 8, 2002 Order of Special Master Adopting Accounting Plan. Plaintiffs

did not seek reconsideration of or object to the Order of Reference or the

Special Master's Order Adopting Accounting Plan. If a litigant falls to object timely or seek reconsideration of a court order, generally, the objection or right to reconsideration is waived. See Century 2l Real Estate Corp. v. Meraj

Intern. Inv. Corp., 315 F.3d 1271, 1276 (10th Cir. 2003). The requirement of timely objections is essential to prevent further unnecessary proceedings and to protect against "sandbagging." Id.

     I have broad discretion in apportioning the compensation of the special master. See Fed.R.Civ.P. 53(a)("[t]he compensation to be allowed to a special master shall be fixed by the court, and may be charged upon such of the. . . as the court may direct.") See Atlantic Richfield Co. v. American Airlines, Inc.,

98 F.3rd 564 (10th Cir. 1996); 9A Charles Wright & Arthur Miller, Federal

Practice & Procedure: Civil 2dss.2608 (1995). Therefore, in my discretion, I deny Plaintiffs' request that Nukem pay 100% of the costs of the Special Master and the Accountants.

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


     3. REASONABLENESS OF THE FEES AND EXPENSES OF THE SPECIAL MASTER AND THE ACCOUNTANTS

     Casting doubt on the diligence of the Special Master, Plaintiffs argue that the fees and expenses of the Special Master in the amount of $240,195.19, and the Accounting Firm in the amount of $777,501.37, for a total of $1,017,696.56 are not reasonable. Specifically, Plaintiffs challenge the hourly rates charged by the Special Master and the Accounting Firm as follows: 1) Special Master

Friedlob - $400 per hour; 2) John W. Kellogg, a partner of the Special Master at

Friedlob, Sanderson, Paulson & Tourtillott, LLC - $250 per hour; 3) Special

Master Friedlob's associate, Ms. Larsen - $100 per hour; and 4) the Accounting

Firm - $150-225 per hour. I am not persuaded.

     "The value of a capable master's services cannot be determined with mathematical accuracy, and estimates will vary, of course, according to the standard adopted. He occupies a position of honor, responsibility, and trust;

the court looks to him to execute its decrees thoroughly, accurately,

impartially, and in full response to the confidence extended; he should be adequately remunerated for actual work done, time employed, and the responsibility assumed. His compensation should be liberal, but not exorbitant.

The rights of those who ultimately pay must be carefully protected; and while salaries prescribed by law for judicial officers performing similar duties are valuable guides, a higher rate of compensation is generally necessary in order to secure ability and experience in an exacting and temporary employment which often seriously interferes with other undertakings." C. Wright & A.

Miller, Federal Practice & Proceduress. 2608 (Compensation of Masters).

     The parties concurred in the appointment of Special Master Friedlob, an experienced, skilled, and reputable attorney, to implement the difficult tasks set out in my Order of Reference. The Special Master and the Accountants

informed the parties early in the process of their hourly rates. See Defense Ex.

B. It is undisputed that Plaintiffs have been billed on a regular basis since

September 30, 2001. The invoices submitted by the Special Master and the accountants displayed their rates. Moreover, until recently, both sides paid the invoices submitted by the Special Master and the accountants without any objection to the hourly rates, the amount of time spent, or the scope of the accounting.

     For the reasons set out in ss. IV (E)(2), Plaintiffs have waived any objections to the reasonableness of the fees charged or the time spent by the

Special Master or the accountants. Furthermore, Plaintiffs offered no pertinent evidence in support of their objections and their briefs set out only general objections to the fees and costs. See Martinez v. Roscoe, 100 F.3d 121 (10th

Cir. 1996).

     Special Master Friedlob and the accountants spent thousands of hours examining and analyzing tens of thousands of records supporting the 96 page report and exhibits detailing the numerous uranium sales transactions in this case. The parties filed no objections to the financial accounting contained in the Special Master's report. Although I am not adopting the Special Master's report in its

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entirety, it is indisputable that the Special Master met the challenge of discharging his role with honor and responsibility. Furthermore, he executed the

Order of Reference thoroughly, impartially, and in full response to the confidence extended to him by me. Therefore, the Plaintiffs' objection to the fees charged by the Special Master and the accountants is overruled.

                                       V.
                                   CONCLUSION

     With the exception of my findings and conclusions concerning the damages award offset, see ss. IV (D) (3), I approve and adopt the Special Master's

Report consistent with this Order.

     Accordingly, IT IS ORDERED that:

     1. Plaintiffs' motion to adopt Special Masters Report is GRANTED in part and DENIED in part consistent with the Orders herein;

     2. the Special Master's Report is HEREBY ADOPTED by the Court with the following exception:

          a. Plaintiffs' share of the Arbitration Damage Award in the amount of

     $15,677,535 SHALL NOT BE OFFSET against the total net profit of $27,155,640 earned for all of the sales of ClS U3O8 by Nukem and its affiliates;

     3. JUDGMENT SHALL ENTER in favor of Plaintiffs and against Defendants in the amount of $6,466,363.50, Plaintiffs' 50% share of the purchase rights portion


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of the constructive trust totaling $12,932,727, as equal partner with Defendants in the Sheep Mountain Partnership;

     4. JUDGMENT SHALL ENTER in favor of Plaintiffs and against Defendants in the amount of $13,577,820, Plaintiffs' 50% share of the net profits portion of the constructive trust totaling $27,155,640 as equal partner with Defendants in the Sheep Mountain Partnership;

     5. each party shall pay one-half of the fees and expenses of the Special

Master and the Cordes & Company;

     6. each party shall bear their own attorney fees and costs;

     7. the Clerk of the Court SHALL ENTER JUDGMENT consistent with the orders herein;

     8. post-judgment interest shall accrue at the legal rate from entry of judgment as to this Order until the judgment is satisfied; and

     9. this judgment and all other judgments in this case resolve all matters as to all parties and all claims and, therefore, ARE FINAL. Dated: July 30, 2003 in Denver, Colorado.

                                            BY THE COURT:

                                              /s/  Lewis T. Babcock
                                            ------------------------------------
                                            LEWIS T. BABCOCK CHIEF JUDGE







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                       IN THE UNITED STATES DISTRICT COURT

                          FOR THE DISTRICT QF COLORADO

                             CERTIFICATE OF SERVICE

Civil Case No. 91-B-1153 (PAC)

     The undersigned certifies that a copy of the foregoing Order was served on July 30, 2003, by:

          (X) delivery to:

Frances A. Koncilja, Esq.
Peter Forbes, Esq.                          Magistrate Judge Patricia A. Coan
Koncilja & Associates
D.C. Box 9


     (X) depositing the same in the United States Mail, postage prepaid, addressed to:


Bruce D. Pringle, Esq.                      Raymond L. Friedlob, Esq.
Elzi Pringle & Gurr                         Special Master
950 17th Street, Suite 1875                 1775 Sherman Street, 21st Fl.
Denver, 00 80202                            Denver, CO 80203

Robert S. Rifkind, Esq.
Cravath, Swaine & Moore
825 Eighth Avenue
New York, NY 10019

William R. Fishman, Esq.
1600 Broadway, Suite 2600
Denver, 00 80202

Kenneth KB. Roberts, Jr., Esq.
Kenneth A. B. Roberts, P.C.
Kerr, Brosseau, Bartlett, O'Brien, LLC
1800 Broadway, #1600
Denver, CO 80202-4913

                                            ------------------------------------
                                            Deputy Clerk